UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

VIPER POWERSPORTS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51632	41-1200215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

19950 177th St., Ste. F Big Lake, MN		55309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 263-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officer.

On December 7, 2007, the board of Directors of the company appointed John R. Silseth II to serve as its Chief Executive Officer until his successor is appointed and shall qualify. Mr. Silseth is a co-founder of the Company and also has served as the Managing Director of the Company since its inception.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viper Powersports Inc.

Dated: December 7, 2007	By:	/s/ Jerome Posey
Jerome Posey, Chief Financial Officer